                                                            Exhibit 24

                           POWER OF ATTORNEY
                           -----------------


     KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned does hereby make, constitute and appoint

Robert M. Hernandez, Gretchen R. Haggerty, and Kenneth L. Matheny, or

any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-8 to be filed by USX Corporation ("USX") with the Securities and

Exchange Commission in connection with the issuance of Steel Stock,

Marathon Stock, and Delhi Stock, pursuant to the 1990 Stock Plan, and any and all amendments to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-

fact may deem necessary or desirable to enable USX Corporation to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of

April, 1997.



                              /s/   T. J. Usher

                              -----------------------------------

                           POWER OF ATTORNEY
                          ------------------


     KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned does hereby make, constitute and appoint

Robert M. Hernandez, Gretchen R. Haggerty, and Kenneth L. Matheny, or

any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-8 to be filed by USX Corporation ("USX") with the Securities and

Exchange Commission in connection with the issuance of Steel Stock,

Marathon Stock, and Delhi Stock, pursuant to the 1990 Stock Plan, and any and all amendments to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-

fact may deem necessary or desirable to enable USX Corporation to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of

April, 1997.



                              /s/   Neil A. Armstrong

                              ------------------------------------

                           POWER OF ATTORNEY
                          ------------------


     KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned does hereby make, constitute and appoint

Robert M. Hernandez, Gretchen R. Haggerty, and Kenneth L. Matheny, or

any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-8 to be filed by USX Corporation ("USX") with the Securities and

Exchange Commission in connection with the issuance of Steel Stock,

Marathon Stock, and Delhi Stock, pursuant to the 1990 Stock Plan, and any and all amendments to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-

fact may deem necessary or desirable to enable USX Corporation to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of

April, 1997.



                              /s/   V. G. Beghini

                              ------------------------------------

                           POWER OF ATTORNEY
                           -----------------


     KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned does hereby make, constitute and appoint

Robert M. Hernandez, Gretchen R. Haggerty, and Kenneth L. Matheny, or

any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-8 to be filed by USX Corporation ("USX") with the Securities and

Exchange Commission in connection with the issuance of Steel Stock,

Marathon Stock, and Delhi Stock, pursuant to the 1990 Stock Plan, and any and all amendments to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-

fact may deem necessary or desirable to enable USX Corporation to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of

April, 1997.



                       /s/   Jeanette Grasselli Brown

                       --------------------------------------------

                           POWER OF ATTORNEY
                           -----------------


     KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned does hereby make, constitute and appoint

Robert M. Hernandez, Gretchen R. Haggerty, and Kenneth L. Matheny, or

any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-8 to be filed by USX Corporation ("USX") with the Securities and

Exchange Commission in connection with the issuance of Steel Stock,

Marathon Stock, and Delhi Stock, pursuant to the 1990 Stock Plan, and any and all amendments to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-

fact may deem necessary or desirable to enable USX Corporation to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of

April, 1997.



                              /s/   C. A. Corry

                              -----------------------------------

                           POWER OF ATTORNEY
                           -----------------


     KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned does hereby make, constitute and appoint

Robert M. Hernandez, Gretchen R. Haggerty, and Kenneth L. Matheny, or

any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-8 to be filed by USX Corporation ("USX") with the Securities and

Exchange Commission in connection with the issuance of Steel Stock,

Marathon Stock, and Delhi Stock, pursuant to the 1990 Stock Plan, and any and all amendments to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-

fact may deem necessary or desirable to enable USX Corporation to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of

April, 1997.



                              /s/   Robert M. Hernandez

                              ------------------------------------

                           POWER OF ATTORNEY
                           -----------------


     KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned does hereby make, constitute and appoint

Robert M. Hernandez, Gretchen R. Haggerty, and Kenneth L. Matheny, or

any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-8 to be filed by USX Corporation ("USX") with the Securities and

Exchange Commission in connection with the issuance of Steel Stock,

Marathon Stock, and Delhi Stock, pursuant to the 1990 Stock Plan, and any and all amendments to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-

fact may deem necessary or desirable to enable USX Corporation to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of

April, 1997.



                              /s/   Paul E. Lego

                              -----------------------------------

                           POWER OF ATTORNEY
                           -----------------


     KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned does hereby make, constitute and appoint

Robert M. Hernandez, Gretchen R. Haggerty, and Kenneth L. Matheny, or

any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-8 to be filed by USX Corporation ("USX") with the Securities and

Exchange Commission in connection with the issuance of Steel Stock,

Marathon Stock, and Delhi Stock, pursuant to the 1990 Stock Plan, and any and all amendments to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-

fact may deem necessary or desirable to enable USX Corporation to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of

April, 1997.



                              /s/   Ray Marshall

                              -----------------------------------

                           POWER OF ATTORNEY
                           -----------------


     KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned does hereby make, constitute and appoint

Robert M. Hernandez, Gretchen R. Haggerty, and Kenneth L. Matheny, or

any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-8 to be filed by USX Corporation ("USX") with the Securities and

Exchange Commission in connection with the issuance of Steel Stock,

Marathon Stock, and Delhi Stock, pursuant to the 1990 Stock Plan, and any and all amendments to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-

fact may deem necessary or desirable to enable USX Corporation to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of

April, 1997.



                              /s/   John F. McGillicuddy

                              ------------------------------------

                           POWER OF ATTORNEY
                           -----------------


     KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned does hereby make, constitute and appoint

Robert M. Hernandez, Gretchen R. Haggerty, and Kenneth L. Matheny, or

any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-8 to be filed by USX Corporation ("USX") with the Securities and

Exchange Commission in connection with the issuance of Steel Stock,

Marathon Stock, and Delhi Stock, pursuant to the 1990 Stock Plan, and any and all amendments to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-

fact may deem necessary or desirable to enable USX Corporation to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of

April, 1997.



                              /s/   John M. Richman

                              ------------------------------------

                           POWER OF ATTORNEY
                           -----------------


     KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned does hereby make, constitute and appoint

Robert M. Hernandez, Gretchen R. Haggerty, and Kenneth L. Matheny, or

any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-8 to be filed by USX Corporation ("USX") with the Securities and

Exchange Commission in connection with the issuance of Steel Stock,

Marathon Stock, and Delhi Stock, pursuant to the 1990 Stock Plan, and any and all amendments to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-

fact may deem necessary or desirable to enable USX Corporation to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of

April, 1997.



                              /s/   Seth E. Schofield

                              -----------------------------------

                           POWER OF ATTORNEY
                           -----------------


     KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned does hereby make, constitute and appoint

Robert M. Hernandez, Gretchen R. Haggerty, and Kenneth L. Matheny, or

any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-8 to be filed by USX Corporation ("USX") with the Securities and

Exchange Commission in connection with the issuance of Steel Stock,

Marathon Stock, and Delhi Stock, pursuant to the 1990 Stock Plan, and any and all amendments to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-

fact may deem necessary or desirable to enable USX Corporation to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of

April, 1997.



                              /s/   John W. Snow

                              ------------------------------------

                           POWER OF ATTORNEY
                           -----------------


     KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned does hereby make, constitute and appoint

Robert M. Hernandez, Gretchen R. Haggerty, and Kenneth L. Matheny, or

any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-8 to be filed by USX Corporation ("USX") with the Securities and

Exchange Commission in connection with the issuance of Steel Stock,

Marathon Stock, and Delhi Stock, pursuant to the 1990 Stock Plan, and any and all amendments to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-

fact may deem necessary or desirable to enable USX Corporation to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of

April, 1997.



                              /s/   D. C. Yearley

                              -----------------------------------